FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                               September 22, 1997
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                ILX Incorporated
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     ARIZONA
                                     -------
                                 (State or other
                                 jurisdiction of
                                 incorporation)

33-16122                                                              86-0564171
--------                                                              ----------
(Commission File                                                (I.R.S. Employer
Number)                                                      Identification No.)



                 2111 E. Highland, Suite 210, Phoenix, AZ 85016
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (602) 957-2777
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

Item 5. Other Events.

          On September 22, 1997, ILX Incorporated ("ILX") filed a No Action Letter Request (the "Request") with the Securities Exchange Commission (the "SEC"). ILX seeks an opinion from the SEC regarding ILX's proposal to transfer common stock of its subsidiary, Sedona Worldwide Incorporated, formerly Red Rock Collection Incorporated, ("Sedona") to the holders of ILX's common stock on a prorata basis. ILX seeks to conduct the transfer as a taxable dividend without registration of the Sedona common stock under the Securities Act of 1933.

         Prior to conducting the payment of the stock dividend to ILX's shareholders, ILX would cause Sedona to undertake a stock split so that Sedona would have 4,000,000 issued and outstanding shares of common stock. Thereafter, ILX would transfer a total of twenty percent of the Sedona common stock to Todd Fisher and to a trust held by celebrity Debbie Reynolds in connection with Personal Services Agreements that Mr. Fisher and Ms. Reynolds entered with ILX and Sedona. Under those Agreements, Mr. Fisher and Ms. Reynolds have agreed, among other things, that Ms. Reynolds will endorse the Red Rock Collection line of face, body, bath and hair care products. (ILX contemplated merging Red Rock Collection with another wholly owned subsidiary, which then was named Sedona Worldwide Incorporated, with the intention that the resulting corporation would fulfill the obligations under the Personal Service Agreements. Instead, on September 19, 1997, ILX elected to and did change Red Rock Collection's name to Sedona Worldwide Incorporated and changed the name of the original Sedona Worldwide Incorporated to SW Resorts Incorporated. Accordingly, Sedona will continue to benefit from and be subject to the obligations contained in the Personal Service Agreements and Sedona holds all the assets and liabilities of Red Rock Collection. ILX will continue to hold SW Resorts Incorporated as a wholly owned subsidiary.)

         In connection with the dividend payment of Sedona common stock to ILX's common shareholders, ILX's board of directors will establish a record date when and as the board deems appropriate. The record date will determine the identity of the ILX common shareholders who will be entitled to receive the dividend of Sedona's common stock when the subject shares are transferred. In connection with the stock transfer, ILX proposes to place the Sedona common stock in escrow until the stock may be transferred to the identified ILX shareholders pursuant to the state laws of the states in which the such ILX shareholders reside. The determination of when such transfers may be undertaken in compliance with any applicable state law will be made by ILX's board of directors on advice of ILX's counsel. The transfers are proposed to take place on a state-by-state basis when and as ILX's board on advice of counsel determines that an exemption from registration is available under such state laws or ILX otherwise qualifies the shares for transfer to the appropriate ILX shareholders.

         The above description of the Request and the proposed transfer of Sedona common stock is qualified in its entirety by reference to the Request, which is attached as Exhibit 10A.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers              Description of Exhibit                             Page No.
--------------------------------------------------------------------------------
  10A                No Action Letter Request                              4


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ILX Incorporated,
                                           an Arizona corporation


                                           /s/ Nancy Stone
                                           -------------------------------------
                                           Nancy J. Stone
                                           President

Date:  September 23, 1997